UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2026

Bogota Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39180	84-3501231
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

819 Teaneck Road, Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (201) 862-0660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BSBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers

On March 25, 2026, Robert Walsh, Executive Vice President and Chief Lending Officer of Bogota Savings Bank (the “Bank”), the wholly owned subsidiary of Bogota Financial Corp. (the “Company”), notified the Company and the Bank of his intention to retire from his position with the Bank, effective March 31, 2026.

On March 31, 2026, the Bank entered into a Retirement and Consulting Agreement (the “Agreement”) with Mr. Walsh.  Pursuant to the Agreement, Mr. Walsh’s retirement is effective March 31, 2026. The Agreement provides that, within 60 days following the retirement date, Mr. Walsh will receive a lump sum payment of $15,000, which represents his annual incentive pay for 2026 pro-rated through the first quarter of the year.  In addition, Mr. Walsh’s unvested stock options will immediately vest, and Mr. Walsh will be permitted to exercise his stock options at any time during the stock options’ original ten-year term.  These payments and benefits are in exchange for Mr. Walsh signing and not revoking a general release of claims against the Bank and the Company.  Mr. Walsh has agreed to provide consulting services under the Agreement for a fee of $10,000 per month through July 2026.  The Agreement also contains certain post-employment obligations, including non-solicitation restrictions of employees and customers of the Bank for one-year following the retirement date, and standard confidentiality provisions.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

10.1	Retirement and Consulting Agreement between Bogota Savings Bank and Robert Walsh, dated March 31, 2026.

104	Cover Page Interactive Data File (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOGOTA FINANCIAL CORP.

DATE: March 31, 2026	By: /s/ Kevin Pace
Kevin Pace
President and Chief Executive Officer